                                 DOTRONIX, INC.
                              160 FIRST STREET S.E.
                          NEW BRIGHTON, MINNESOTA 55112

                            NOTICE OF ANNUAL MEETING

To the Shareholders of Dotronix, Inc.:

Notice is hereby given that the annual meeting of shareholders of Dotronix, Inc. (the "Company") will be held at 3:30 p.m. on Tuesday, December 28, 1999, at the Company's corporate headquarters, at 160 First Street Southeast, in New Brighton, Minnesota, for the following purposes:

         1. To elect a Board of Directors for the ensuing year and until their successors are elected.

         2. To vote on the Company's proposed 1999 Stock Incentive Plan.

         3. To vote on the Company's proposed 1999 Non-employee Director Stock Option and Stock Grant Plan

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on November 19, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

A copy of the Company's Annual Report to Shareholders is included with this mailing, which is being first made on approximately the date shown below.

We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.

                                            By Order of the Board of Directors

                                            Robert V. Kling,  Secretary
Dated:  November 22, 1999


--------------------------------------------------------------------------------
IF YOU ARE UNABLE TO ATTEND THE MEETING, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE POSTAGE-PAID ENVELOPE ENCLOSED HEREWITH FOR YOUR CONVENIENCE.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

The annual meeting of shareholders of Dotronix, Inc. (the "Company"), 160 First Street S.E., New Brighton, Minnesota 55112, will be held at 3:30 p.m. on Tuesday, December 28, 1999, at the Company's corporate offices for the purposes set forth in the Notice of Annual Meeting. The accompanying form of proxy for use at the meeting and any adjournments thereof is solicited by the Board of Directors of the Company and may be revoked by written notice to the Secretary of the Company at any time prior to its exercise, by voting in person at the meeting, or by giving a later dated proxy at any time before voting. Shares represented by a proxy will be voted for the election of the nominees for directors named and for the other proposals described in this Proxy Statement. Abstentions and broker non-votes will counted as present or represented at the Annual Meeting for purposes determining whether a quorum exists. Abstentions and broker non-votes with respect to any matter brought to a vote at the Annual Meeting will be treated as shares present but not voted for purposes of determining whether requisite vote has been obtained. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about November 23, 1999.

All expenses in connection with the solicitation of this proxy will be paid by the Company, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, officer, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telegraph or personal calls.

The Board of Directors knows of no other matters that may be brought before the meeting. However, if any other matters are properly brought before the meeting, persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

Only the holders of the Company's Common Shares whose names appear of record on the Company's books at the close of business on November 19, 1999 will be entitled to vote at the annual meeting. At the close of business on November 19, 1999, the Company had 4,057,601 Common Shares (the Company's only voting securities) outstanding and entitled to vote. Each share of stock entitles the holder thereof to one vote upon each matter to be voted upon.

The following table sets forth, as of the record date for the meeting, certain information with respect to beneficial share ownership by the directors and nominees individually, by all officers and directors as a group, and by all persons known to management to own more than 5% of the Company's outstanding Common Shares. Except as otherwise indicated, the shareholders listed have sole investment and voting power with respect to their shares.

            Name of                   Number of Shares          Percent of
       Beneficial Owner                  Beneficially           Outstanding
                                                Owned             Shares
William S. Sadler
160 First Street S.E.
New Brighton, MN 55112                      1,268,207 (1)         30.83%

Ray L. Bergeson                                25,500 (2)          0.62%

Robert J. Snow                                 25,746 (2) (3)      0.63%

Edward L. Zeman                                25,500 (2)          0.62%

L. Daniel Kuechenmeister                       17,000 (4)          0.41%

All officers and directors
as a group (7 persons)                      1,375,885 (5)         33.48%

---------------------------------------------------------------------
(1) Includes 532,089 shares owned directly by Mr. Sadler, 684,800 shares owned by Minnesota River Aviation, Inc. of which Mr. Sadler is President and sole shareholder, 12,800 shares owned by Mr. Sadler's wife, 17,000 shares owned jointly by Mr. Sadler and one of his granddaughters, and 21,518 shares underlying stock options exercisable within 60 days.

(2)  Includes 22,500 shares underlying stock options exercisable within 60 days.

(3)  Includes 200 shares owned by Mr. Snow's wife.

(4)  Includes 15,000 shares underlying stock options exercisable within 60 days.

(5) Includes 111,950 shares underlying stock options exercisable within 60 days.

                              ELECTION OF DIRECTORS

The Board of Directors has recommended that the number of directors to be elected for the coming year be set at five. The Board of Directors recommends that the shareholders elect the nominees named below as directors of the Company for the ensuing year and until their successors are elected and have qualified. The persons named in the enclosed form of proxy intend to vote for the election of the five nominees listed below. Each nominee is presently a director of the Company. Each nominee has indicated a willingness to serve, but in the event any one or more of such nominees for any reason should not be available as a candidate for director, votes will be cast pursuant to authority granted by the enclosed proxy for such other candidate or candidates as may be nominated by management. The Board of Directors knows of no reason to anticipate that all of the nominees will not be a candidate at the meeting.

NAME                                        CURRENT POSITION WITH THE COMPANY                 AGE
----                                        ---------------------------------                 ---
William S. Sadler                     President, Treasurer and Director                        73

Ray L. Bergeson                       Director                                                 73

Robert J. Snow                        Director                                                 79

Edward L. Zeman                       Director                                                 44

L. Daniel Kuechenmeister              Director                                                 69

William S. Sadler, founder of the Company, has been President, Treasurer and a director since the Company's organization in November 1980. Prior to founding the Company, Mr. Sadler was President of the Video Display Division of Audiotronics Corporation from 1978 through 1980 and Chief Executive Officer of the Ball Electronic Display Division (formerly Miratel Electronics, Inc.) of Ball Corporation from 1955 through 1976. From 1976 to 1978, Mr. Sadler managed his personal real estate interests. In his positions with Audiotronics Corporation and Ball Corporation, Mr. Sadler had overall responsibility for the development, manufacturing and marketing of CRT displays and CCTV monitors. Mr. Sadler also is president of Dynetic Systems Company, a manufacturer of precision motors and a division of Minnesota River Aviation, Inc., of which Mr. Sadler is sole shareholder.

Ray L. Bergeson has been a director of the Company since 1987. Mr. Bergeson was employed by Honeywell, Inc. from 1952 through 1988. From 1985 until his retirement at the end of 1988, he was the chief engineer for the engineering design automation systems development of the Military Avionics Division. From 1978 to 1985, Mr. Bergeson was a program manager responsible for the development and implementation of computer-aided design systems for the Military Avionics Division. Mr. Bergeson holds a degree in electrical engineering from Purdue University. Since his retirement, Mr. Bergeson has performed consulting work in the area of CAD-CAM system development and strategic planning.

Robert J. Snow has been director of the Company since 1988. Mr. Snow is currently chairman of the board of the American Artstone Company, a manufacturer of architectural precast concrete, and previously served as vice president and director from 1965 to 1989. He also was the owner of Snow-Larsen, Inc., manufacturers' representatives, and served as vice president and a director of Construction Midwest, Inc., a distributor of wholesale building materials, from 1972 to 1987. Mr. Snow holds a master's degree in architecture from Harvard University.

Edward L. Zeman has been a director of the Company since 1990. Mr. Zeman currently is Executive Vice President and Chief Financial Officer of ARM Financial Group, Inc., a financial services company headquartered in Louisville, Kentucky. From 1990 until August 1995, Mr. Zeman was Chief Operating and Financial Officer, Treasurer and Vice President for SBM Company, a financial services company that was acquired by ARM Financial Group, Inc. in June 1995. Prior to June 1990, Mr. Zeman was an audit manager for Deloitte & Touche in Minneapolis, Minnesota since before 1985. Mr. Zeman is a certified public accountant and has a B.S. degree in accounting from the University of Minnesota.

L. Daniel Kuechenmeister has been a director of the Company since 1994. Mr. Kuechenmeister was employed by Honeywell, Inc. in various management positions from 1956 through 1990. From 1984 until his retirement in 1990 he was Manager of Contracts for the Inertial Components Business Area. Since his retirement he has consulted in the areas of contract negotiations and utilities auditing and taught classes in government contract negotiations as an adjunct professor at the University of St. Thomas, St. Paul, Minnesota. He is currently President of the Board of Merrick Companies, Inc., a non-profit social services entity. Mr. Kuechenmeister holds a B.A. degree from the University of Minnesota.

During the year ended June 30, 1999, the Board of Directors held three meetings. Each of the directors attended all three meetings. The Company's Board also acts from time to time by unanimous written consent in lieu of meetings.

The Board of Directors has two standing committees, the Audit Committee and the Stock Option Committee. The Audit Committee reviews and makes recommendations to the Board of Directors with respect to designated financial and accounting matters. The Stock Option Committee administers the Company's 1989 Stock Option and Restricted Stock Plan.

During the year ended June 30, 1999, the members of the Audit Committee were Mr. Bergeson, Mr. Snow, Mr. Zeman, and Mr. Kuechenmeister. The Audit Committee held one meeting during such year. Each member attended this meeting.

During the year ended June 30, 1999, the members of the Stock Option Committee were Mr. Bergeson, Mr. Snow, Mr. Zeman, and Mr. Kuechenmeister. The Stock Option Committee held one meeting during such year. Each member attended this meeting.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE. The following table summarizes the total compensation earned or paid for services rendered by William S. Sadler, the Chief Executive Officer of the Company, during each of the years ended June 30, 1999, 1998 and 1997. Mr. Sadler was the only officer of the Company who had a total annual salary and bonus that exceeded $100,000 for the year ended June 30, 1999.

                                       ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                       -------------------               ----------------------
                                                                          AWARDS            PAYOUTS
                                                                          ------            -------
                                                       OTHER       RESTRICTED
                                                      ANNUAL         STOCK       OPTIONS   LTIP(1)    ALL OTHER
  NAME AND PRINCIPAL            SALARY    BONUS    COMPENSATION      AWARDS      GRANTED    PAYOUTS   COMP (2)
       POSITION         YEAR     ($)       ($)          ($)           (#)          (#)        ($)        ($)
       --------         ----     ---       ---          ---           ---          ---        ---        ---
William S. Sadler       1999   178,614      0            0             0           0           0        3,572
President(Chief         1998   180,000      0            0             0           0           0        3,600
Executive Officer)      1997   180,000      0            0             0           0           0        3,600

---------------------------------------------------
(1) Long-Term Incentive Plan
(2) Employer matching contributions to 401(k) plan.

STOCK OPTION GRANTS IN LAST FISCAL YEAR. There were no stock option grants to the person named in the "Summary Compensation Table" above during the year ended June 30, 1999.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES. The following table sets forth information concerning the exercise of stock options by each person named in the "Summary Compensation Table" above during the year ended June 30, 1999 and the value of all exercisable and unexercisable options at June 30, 1999.

                                                                                      VALUE OF UNEXERCISED
                                                  NUMBER OF UNEXERCISED                   IN-THE-MONEY
                                                 OPTIONS AT JUNE 30,1999           OPTIONS AT JUNE 30,1999(1)
                                                 -----------------------           --------------------------
                       SHARES
                      ACQUIRED        VALUE
                     ON EXERCISE    REALIZED     EXERCISABLE   UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
       NAME              (#)           ($)           (#)            (#)              ($)            ($)
       ----              ---           ---           ---            ---              ---            ---
William  S. Sadler        0             0          21,518            0                0              0

(1) Value of unexercised in-the-money options equals fair market value of the shares underlying such options at June 30, 1999 ($0.75 per share) less the exercise price, times the number of in-the-money options outstanding.

COMPENSATION OF DIRECTORS. Directors of the Company who are not employees of the Company are compensated at the rate of $4,000 per fiscal year and $400 per Board meeting attended during a fiscal year in excess of four such meetings. In addition, nonemployee directors participate in Dotronix, Inc. Nonemployee Director Stock Option Plan (the "Director Option Plan"), which was approved by shareholders in 1991 and was amended with shareholder approval in 1995. Each nonemployee director of the Company is eligible to participate in the Director Option Plan. Under the Director Option Plan, an initial option to purchase 5,000 shares (1) was granted automatically immediately following the Company's 1991 annual meeting of shareholders to each eligible director, and (2) will be granted thereafter to each eligible director, if any, who is elected to the Board of Directors for the first time at such meeting. In addition, a grant of 500 shares and an option to purchase 2,500 shares will be granted automatically on an annual basis immediately following each annual meeting of the Company's shareholders to each eligible director in office who previously received an initial grant as described in the preceding sentence. All options granted under the Director Option Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant, determined in accordance with the Director Option Plan, and become exercisable six months after the date of grant (or immediately in the event of death of the holder thereof). The option exercise price is payable in cash. Options granted under the Director Option Plan are intended to be "nonqualified options" under the Internal Revenue Code of 1986, as amended. Pursuant to the Director Option Plan, during the year ended June 30, 1999, Mr. Bergeson, Mr. Snow, Mr. Zeman, and Mr. Kuechenmeister each was automatically granted an option to purchase 2,500 shares of the Company's Common Stock at $ 1.00 per share and was granted 500 shares. No options granted under the Director Option Plan have been exercised.

EMPLOYMENT CONTRACTS. Mr. Sadler is employed by the Company through June 30, 2001 under an amended and restated employment agreement approved by the independent directors. The agreement provides for an annual base salary of $180,000 per year, subject to annual salary adjustments equal to the average annual salary adjustment of all Company employees (but not to decrease to less than $180,000). The agreement also provides for Mr. Sadler to be paid a bonus of $150,000 in each of fiscal years, 1999, 2000 and 2001; provided, that the bonus in any one year cannot exceed 20% of corporate pre-tax earnings before the payment of such bonus. If the bonus is restricted by this 20% limitation in one year, it will be made up in a subsequent year, provided that the sum of the bonus payments does not exceed 20% of corporate pre-tax earnings before the payment of such bonuses. The agreement also provides for the payment of a one-time cash incentive award of $125,000 on July 31, 2001, if specified corporate goals are met, and for the payment of severance benefits of up to the remaining base salary due under the agreement if Mr. Sadler's employment is terminated under specified circumstances.


                       PROPOSED 1999 STOCK INCENTIVE PLAN

In 1989 the Board of Directors and shareholders of the Company approved a 1989 Stock Option and Restricted Stock Plan, and in 1995 the Board of Directors and shareholders approved certain amendments thereto (as amended, the "Prior Stock Plan"). By its terms, the Prior Stock Plan expired on September 11, 1999, so that no more grants can be made under it.

Accordingly, the Board of Directors is recommending that shareholders approve a new 1999 Stock Incentive Plan (the "New Stock Plan") to replace the Prior Stock Plan. The substantive terms of the proposed New Stock Plan are similar to those of the Prior Stock Plan. The principal difference is that the New Stock Plan permits grants of stock to be made thereunder on an unrestricted as well as a restricted basis. A copy of the New Stock Plan is attached to this Proxy Statement as Appendix A. The following description of the New Stock Plan is qualified in its entirety by reference to said Appendix A.

GENERAL

The purpose of the proposed New Stock Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, and independent contractors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Under the New Stock Plan, awards may be made of stock options, of restricted stock, or of unrestricted stock. Options granted under the plan may be either incentive stock options ("ISOs") intended to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), or as options which do not so qualify ("non-ISOs"). Subject to adjustment as provided in the plan, the aggregate number of shares that may be issued under the plan is 250,000. By its terms, the New Stock Plan would expire on December 28, 2009.

The New Stock Plan will be administered by a committee of the Board of Directors that includes only non-employee directors (the "Committee"). Subject to the express provisions of the plan and to applicable law, the Committee has the authority to designate participants in the plan; determine the types, terms and conditions of awards granted and the number of shares covered thereby; amend the terms and conditions of any award and accelerate the exercisability of options or the lapse of restrictions relating to restricted stock; determine whether, to what extent and under what circumstances awards may be exercised in cash or other forms of payment; interpret and administer the plan and any award thereunder; establish, amend, suspend or waive rules and regulations under the plan; and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the plan.

The Board of Directors can amend, alter, suspend, discontinue or terminate the New Stock Plan at any time. However, it cannot take any action that would, absent shareholder approval, violate any applicable rules of any securities exchange or cause the Company to be unable under the Code to grant ISOs under the plan, unless such shareholder approval is obtained. In addition, the Committee can waive any conditions of or rights of the Company under any outstanding award, prospectively or retroactively. However, except as otherwise provided in the plan or in the applicable award, the Committee cannot amend, alter, suspend, discontinue or terminate any outstanding award, prospectively or retroactively, if this action would adversely affect the rights of the holder of the award, without the consent of the holder.

ELIGIBILITY

Any employee, officer, consultant, or independent contractor providing services to the Company or any Affiliate (as defined in the plan) is eligible to receive an award under the New Stock Plan. However, ISOs may only be granted to full or part-time employees of the Company or such Affiliate. In determining which eligible persons shall receive an award under the plan and the terms of any award, the Committee may take into account the nature of the services rendered by such persons, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, deems relevant.

STOCK OPTION GRANTS

The Committee will fix the term and determine the exercise price of any stock option granted under the New Stock Plan, but the exercise price cannot be less than the Fair Market Value per share (as defined in the plan) of the Company's Common Shares at the date of grant. The Committee also will determine the times at which an option can be exercised and the permitted manner and form of payment of the exercise price of the option. No option will be transferable by a grantee other than by will or by the laws of descent and distribution, except that, if permitted by the Committee, a grantee may transfer Non-ISOs or designate a beneficiary or beneficiaries to exercise the rights of the grantee and receive any property distributable with respect to any award upon the death of the grantee.

The New Stock Plan authorizes the Committee to adjust the number of shares covered by, and the exercise price under, outstanding stock options in the event of certain corporate actions or transactions if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan.

RESTRICTED STOCK AWARDS

The Committee may grant Common Shares of the Company to eligible participants under the New Stock Plan, which grants are subject to vesting or other types of restrictions. If the grantee leaves the Company's employ before the restrictions lapse, the shares are forfeited back to the Company. During the restricted period, the shares are not transferable by the grantee. The Committee may waive any or all of the restrictions under a restricted stock award if it finds that such a waiver is in the best interest of the Company.

STOCK GRANTS

The Committee also may make outright grants of Common Shares of the Company under the New Stock Plan.

INCOME TAX WITHHOLDING AND PAYMENT

In order to assist a grantee in paying federal and state taxes required to be withheld or collected upon the exercise, receipt of, or lapse of restrictions relating to an award under the 1999 Stock Plan, the Committee may permit the grantee to satisfy such tax obligation either by having the Company withhold a portion of the shares otherwise issuable upon such exercise, receipt or lapse with a fair market value equal to the amount of such taxes, or by delivering to the Company shares other than shares issuable upon such exercise, receipt or lapse with a fair market value equal to the amount of such taxes. The Committee also may award cash bonuses to grantees to enable them to pay federal and state taxes which become due upon such exercise, receipt or lapse.

RECOMMENDATION OF BOARD OF DIRECTORS

The Board of Directors believes that the proposed New Stock Plan is desirable and in the best interests of the Company and its shareholders because it may enhance the Company's ability to attract and retain qualified officers, employees, consultants and contractors. In addition, awards under the plan would have the effects of aligning these persons' economic interests with those of shareholders and of providing an incentive to improve the performance of the Company. For these reasons, the Board of Directors recommends that shareholders vote FOR the proposed New Stock Plan described above. This proposal requires an affirmative vote of the shareholders of a majority of the voting power present and entitled to vote in order to be approved.


                       PROPOSED 1999 NON-EMPLOYEE DIRECTOR
                        STOCK OPTION AND STOCK GRANT PLAN

In 1991 the Board of Directors and shareholders of the Company approved a Nonemployee Director Stock Option Plan, and in 1995 the Board of Directors and shareholders approved certain amendments thereto (as amended, the "Prior Director Plan"). By its terms, the Prior Director Plan expired on September 11, 1999, so that no more grants can be made under it.

Accordingly, the Board of Directors is recommending that shareholders approve a new 1999 Nonemployee Director Stock Option and Stock Grant Plan (the "New Director Plan") to replace the Prior Director Plan. The terms of the proposed New Director Plan are substantially identical to the Prior Director Plan. A copy of the New Director Plan is attached to this Proxy Statement as Appendix B. The following description of the New Director Plan is qualified in its entirety by reference to said Appendix B.

GENERAL

Each director of the Company is eligible to participate in the proposed New Director Plan unless such director is an employee of the Company or any subsidiary of the Company. By its terms, the plan would expire on December 28, 2009. A total of 100,000 Common Shares of the Company would be reserved for issuance thereunder.

The Board of Directors may suspend, discontinue, revise or amend the New Director Plan at any time. However, it cannot, without shareholder approval, make any amendments or revisions that absent shareholder approval would cause certain SEC rules to become unavailable with respect to the plan, or require the approval of the Company's shareholders under any applicable NASD or stock exchange rules. The Board of Directors also cannot alter or impair any option granted under the plan without the consent of the holder of the option. Under the plan, appropriate adjustments in the plan and in outstanding options will be made in the event of certain corporate actions or transactions. Options granted under the plan are intended to be Non-ISOs under the Code.

Under the New Director Plan, eligible directors would receive initial and annual stock option grants and annual stock grants, as described in the following sections.

INITIAL AND ANNUAL STOCK OPTION GRANTS

Under the New Director Plan, an initial option to purchase 5,000 shares is granted automatically on the first business day immediately following each meeting of the Company's shareholders or Board of Directors to each eligible director, if any, who is elected to the Board of Directors for the first time at such meeting. In addition, an option to purchase 2,500 shares is granted automatically on an annual basis on the first business day immediately following each annual meeting of the Company's shareholders to each eligible director in office on such date who previously has received an initial grant as described in the preceding sentence.

All options granted under the New Director Plan have an exercise price equal to the fair market value of the Company's Common Shares on the date of grant, determined in accordance with the plan, and become exercisable six months after the date of grant (or immediately in the event of the death of the holder thereof). The option exercise price is payable in cash. The options expire ten years from the date of grant (subject to earlier termination in the event of death) and are not transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. If an optionee dies prior to the time that an option is fully exercised, an option may be exercised at any time within one year after such optionee's death (unless the option expires).

ANNUAL OUTRIGHT STOCK GRANTS

In addition to the automatic initial and annual stock option grants described above, the New Director Plan also provides that each director participating in the plan shall receive an automatic outright grant of 500 Common Shares of the Company at the same time that each annual automatic stock option grant is made. No shares so granted will be subject to transfer (other than by will or by the laws of descent and distribution) prior to six months after the date of grant.

RECOMMENDATION OF BOARD OF DIRECTORS

The Board of Directors believes that the proposed New Director Plan is desirable and in the best interests of the Company and its shareholders because it may enhance the Company's ability to attract and retain qualified outside directors. In addition, the stock option grants and outright share grants provided for by the plan have the effect of aligning outside directors' economic interests with those of shareholders. In addition, such outright share grants insure that nonemployee directors have an ongoing, direct and substantial economic interest in the Company even without the exercise of options, and they supplement the cash compensation received by nonemployee directors. For the foregoing reasons, the Board of Directors recommends that shareholders vote FOR the proposed New Director Plan described above. This proposal requires an affirmative vote of the shareholders of a majority of the voting power present and entitled to vote in order to be approved.

CERTAIN TRANSACTIONS

The Company leases a service facility in New Brighton from Minnesota River Aviation, Inc., a company wholly owned by William S. Sadler, the President of the Company and a major stockholder, on a month to month basis and it leases a warehouse facility in New Brighton from Minnesota River Television, Inc., which is also wholly owned by Mr. Sadler, through March 31, 2003. During fiscal 1999 the Company sold its headquarters in New Brighton, Minnesota to Mr. Sadler for net cash proceeds of $559,000, and leased it back from him. The lease runs through April 2009, after which the Company has two five-year renewal options. Rental payments are $6,100 per month, subject to adjustment in future periods, and are included in the aggregate figure below. The Company paid aggregate rentals of approximately $98,000 to Mr. Sadler and these two companies during the year ended June 30, 1999 The Company believes that these transactions, which have been approved by the independent directors of the Company, are fair and no less favorable to the Company than could have been obtained elsewhere.

Mr. Sadler also has agreed to provide up to $1,000,000 in secured financing to the Company in the form of cash loans or guarantees on Company borrowings. This commitment will expire on the earlier of September 30, 2000, or the sale of the Company. In return, the Company has agreed that for every $4 of financing that is provided by Mr. Sadler to the Company, the Company will issue to Mr. Sadler a warrant to purchase one Common Share of the Company. The exercise price per share under each such warrant would be the closing market price per share of the Company's common stock on the day that Mr. Sadler provides such financing. Each warrant would become exercisable at the earliest time permitted under applicable law and would cease to be exercisable 10 years after the date of issuance.



                         INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has not yet appointed independent public accountants for the Company for the current fiscal year inasmuch as it is considering its options in this regard. Representatives of the independent public accountants for the Company for the past fiscal year will attend the shareholders meeting.


                        PROPOSALS FOR NEXT ANNUAL MEETING

Any proposal by a shareholder to be presented at the next annual meeting must be received at the Company's principal executive offices, 160 First Street S.E. New Brighton, Minnesota 55112, not later than July 1, 2000.

                           By Order of the Board of Directors

                           Robert V. Kling, Secretary

Dated:  November 22, 1999


--------------------------------------------------------------------------------
UPON WRITTEN REQUEST, DOTRONIX, INC. WILL FURNISH, WITHOUT CHARGE TO PERSONS SOLICITED BY THIS PROXY STATEMENT, COPY OF ITS REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JUNE 30, 1999. REQUESTS SHOULD BE ADDRESSED TO DOTRONIX, INC., 160 FIRST STREET S.E., NEW BRIGHTON, MINNESOTA 55112, ATTENTION: ROBERT V. KLING.
--------------------------------------------------------------------------------

                                                                      APPENDIX A
                                 DOTRONIX, INC.
                            1999 STOCK INCENTIVE PLAN


SECTION 1.  PURPOSE.

         The purpose of this Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, and independent contractors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

SECTION 2.  DEFINITIONS.

         As used in the Plan, the following terms shall have the meanings set forth below:

                  (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and
(ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

                  (b) "Award" shall mean any Option, Restricted Stock, or Other Stock Grant granted under the Plan.

                  (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

                  (d) "Board" shall mean the Board of Directors of the Company.

                  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

                  (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code.

                  (g) "Company" shall mean Dotronix, Inc., a Minnesota corporation, and any successor corporation.

                  (h) "Director" shall mean a member of the Board.

                  (i) "Eligible Person" shall mean any employee, officer, consultant, or independent contractor providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

                  (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares as of a given date shall the last reported sale price of the Company's Common Stock in open market transactions.

                  (k) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of
Section 422 of the Code or any successor provision.

                  (l) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

                  (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                  (n) "Other Stock Grant" shall mean any right granted under
Section 6(c) of the Plan.

                  (o) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

                  (p) "Person" shall mean any individual, corporation, partnership, association or trust.

                  (q) "Plan" shall mean the Dotronix, Inc. 1999 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

                  (r) "Restricted Stock" shall mean any Shares granted under
Section 6(b) of the Plan.

                  (s) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

                  (t) "Shares" shall mean shares of Common Stock, $0.05 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

SECTION 3.  ADMINISTRATION.

                  (a) POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

                  (b) DELEGATION. The Committee may delegate its powers and duties under the Plan to one or more Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

                  (c) POWER AND AUTHORITY OF THE BOARD OF DIRECTORS. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

SECTION 4.  SHARES AVAILABLE FOR AWARDS.

                  (a) SHARES AVAILABLE. Subject to adjustment as provided in
Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 250,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 250,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

                  (b) ACCOUNTING FOR AWARDS. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

                  (c) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; PROVIDED, HOWEVER, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

                  (d) AWARD LIMITATIONS UNDER THE PLAN. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 100,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

SECTION 5.  ELIGIBILITY.

         Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION 6.  AWARDS.

                  (a) OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                            (i)  EXERCISE  PRICE.  The  purchase  price  per
Share purchasable under an Option shall be determined by the Committee; PROVIDED, HOWEVER, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                            (ii) OPTION TERM. The term of each Option shall be
fixed by the Committee.

                            (iii) TIME AND METHOD OF EXERCISE. The Committee
shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                  (b) RESTRICTED STOCK. The Committee is hereby authorized to grant Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                            (i) RESTRICTIONS. Shares of Restricted Stock shall
be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

                            (ii) STOCK CERTIFICATES. Any Restricted Stock
granted under the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

                            (iii) FORFEITURE. Except as otherwise determined by
the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company;

PROVIDED, HOWEVER, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock.

                  (c) OTHER STOCK GRANTS. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

                  (d)      GENERAL.

                            (i) NO CASH CONSIDERATION FOR AWARDS. Awards shall
be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

                            (ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER.
Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

                            (iii) LIMITS ON TRANSFER OF AWARDS. No Award and no
right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; PROVIDED, HOWEVER, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                            (iv) TERM OF AWARDS. The term of each Award shall be
for such period as may be determined by the Committee.

                            (v) RESTRICTIONS. All Shares or other securities
delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan and applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions.

SECTION 7.  AMENDMENT AND TERMINATION; ADJUSTMENTS.

                  (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

                            (i) would violate the rules or regulations of any
securities exchange that are applicable to the Company; or

                            (ii) would cause the Company to be unable, under the
Code, to grant Incentive Stock Options under the Plan.

                  (b) AMENDMENTS TO AWARDS. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

                  (c) CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8.  INCOME TAX WITHHOLDING; TAX BONUSES.


                  (a) WITHHOLDING. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

                  (b) TAX BONUSES. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

SECTION 9.  GENERAL PROVISIONS.

                  (a) NO RIGHTS TO AWARDS. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

                  (b) AWARD AGREEMENTS. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

                  (c) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                  (d) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (e) GOVERNING LAW. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

                  (f) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

                  (g) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                  (h) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

                  (i) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 10.  EFFECTIVE DATE OF THE PLAN.

         The Plan shall be effective as of December 28, 1999, subject to approval by the shareholders of the Company within one year thereafter.

SECTION 11.  TERM OF THE PLAN.

         No Award shall be granted under the Plan after December 28, 2009 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.

                                                                      APPENDIX B
                                 DOTRONIX, INC.
           1999 NONEMPLOYEE DIRECTOR STOCK OPTION AND STOCK GRANT PLAN


Section 1.     Purpose of Plan.

         This plan shall be known as the "Dotronix, Inc. 1999 Nonemployee Director Stock Option and Stock Grant Plan" and is hereinafter referred to as the "Plan." The purpose of the Plan is to promote the interests of Dotronix, Inc., a Minnesota corporation (the "Company"), by enhancing its ability to attract and retain the services of experienced and knowledgeable outside directors.

Section 2.     Administration.

         The Plan shall be administered by a committee (the "Committee") of two or more persons appointed by the Board of Directors of the Company. Grants of stock options and stock under the Plan shall be automatic and the amount, price, timing and other terms of the options and stock are as described herein. However, all questions of interpretation of the Plan or of any options or stock issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

Section 3.     Participation in the Plan.

         Each director of the Company shall be eligible to participate in the Plan unless such director is an employee of the Company or any subsidiary of the Company.

Section 4.     Stock Subject to the Plan.

         Subject to the provisions of Section 11 hereof, the stock to be subject to options and grants under the Plan shall be authorized but unissued shares of the Company's common stock, par value $.05 per share (the "Common Stock"). Subject to adjustment as provided in Section 11 hereof, the maximum number of shares with respect to which options may be exercised and stock granted under this Plan shall be 100,000 shares. If an option under the Plan expires, or for any reason is terminated, any shares that have not been purchased upon exercise of the option prior to the expiration or termination date shall again be available for options thereafter granted during the term of the Plan.

Section 5.     Nonqualified Stock Options.

         All options granted under the Plan shall be nonqualified stock options which do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Section 6.     Terms and Conditions of Options.

         Each option granted under this Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a) Initial Option Grants. An option to purchase 5,000 shares of Common Stock shall be granted automatically on the first business day immediately following each meeting of the Company's shareholders or Board of Directors during the term of the Plan to each eligible director, if any, who is elected to the Board of Directors for the first time at such meeting.

         (b) Annual Option Grants. An option to purchase 2,500 shares of Common Stock shall be granted automatically on the first business day immediately following each annual meeting of the Company's shareholders held during the term of the Plan beginning with the 1999 annual meeting of shareholders (the "Annual Option Grant Date") to each eligible director in office on such Annual Option Grant Date who prior to such Annual Option Grant Date has received an option pursuant to Section 6(a) hereof or pursuant to the predecessor plan to the Plan.

         (c) Options Non-Transferable. No option granted under the Plan shall be transferable by the optionholder other than by will or by the laws of descent and distribution as provided in Section 6(f) hereof or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code or Section 206(d) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. Except as otherwise provided in the preceding sentence, during the lifetime of the optionholder, the options shall be exercisable only by such optionholder.

         (d) Period of Options. Options shall terminate upon the expiration of 10 years from the date on which they were granted.

         (e)   Exercise of Options.

               (i) Options granted under the Plan shall not be exercisable for a period of six months after the date on which they were granted except as otherwise provided in Section 6(f), but thereafter will be exercisable in full at any time or from time to time during the term of the option.

               (ii) The exercise of any option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any federal or state securities or other laws. An optionholder desiring to exercise an option may be required by the Company, as a condition of the effectiveness of an option granted hereunder, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held for his or her own account without a view to the distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state securities laws.

               (iii) An optionholder electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including check, bank draft or money order).

         (f) Effect of Death. If an optionholder shall die prior to the time the option is fully exercised, such option shall become immediately exercisable and may be exercised at any time within one year after his or her death by the personal representatives or administrators of the optionholder, or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares the optionholder was entitled to purchase under the option on the date of death and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

Section 7.     Option Exercise Price.

         The option exercise price per share for the shares covered by each option shall be equal to the "fair market value" of a share of Common Stock as of the date on which the option is granted. For purposes of the Plan, the fair market value of the Common Stock on a given date shall be (a) the last sale price of the Common Stock as reported on the NASDAQ National Market System on such date, if the Common Stock is then quoted on the NASDAQ National Market System, (b) the closing price of the Common Stock on a national securities exchange on such date, if the Common Stock is then being traded on a national securities exchange, or (c) the average of the closing representative bid and asked prices of the Common Stock as reported on NASDAQ on such date, if the Common Stock is then quoted on NASDAQ. if on the date as of which the fair market value is being determined the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value and, in connection therewith, shall take such actions and consider such factors as it deems necessary or advisable.

Section 8.     Annual Stock Grants.

         (a) Automatic Annual Stock Grants. On each Annual Option Grant Date, 500 shares of Common Stock shall be granted and issued by the Company automatically to each eligible director in office on such Annual Option Grant Date.

         (b) Restrictions on Transfer. No shares granted pursuant to paragraph
(a) shall be transferred (other than by will or by the laws of descent and distribution) prior to six months after the date of grant. Unless counsel to the Company shall have advised the Company that such legend is not necessary under then-applicable law, each certificate for shares granted pursuant to paragraph
(a) shall bear a legend stating in substance that such shares have not been registered under applicable securities laws and cannot be transferred in the absence of an available exemption from registration or such registration. Each recipient of shares granted pursuant to paragraph (a) above, by his or her acceptance of such shares, shall be deemed to have represented to and agreed with the Company that such shares shall be held for his or her own account without a view to the distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state securities laws.

Section 9.     Time for Granting Options and Stock.

         Unless the Plan shall have been discontinued as provided in Section 13 hereof, the Plan shall terminate upon December 28, 2009. No option or stock may be granted after such termination, but termination of the Plan shall not, without the consent of the optionholder, alter or impair any rights or obligations under any option theretofore granted.

Section 10.    Limitation of Rights.

         (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option or stock nor any other action taken pursuant to the Plan, shall constitute, or be evidence of, any agreement or understanding, express or implied, that the Company will retain a director for any period of time or at any particular rate of compensation.

         (b) No Shareholder Rights for Options. An optionholder shall have no rights as a shareholder with respect to the shares covered by options until the date of the issuance to such optionholder of a stock certificate therefor, and no adjustment will be made for cash dividends or other rights for which the record date is prior to the date such certificate is issued.

Section 11.    Adjustments to Common Stock.

         If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options shall be made. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares subject to outstanding options and the option exercise price thereof in order to prevent dilution or enlargement of option rights.


Section 12.    Effective Date of the Plan; Effective Date of Amendments.

         The Plan shall take effect immediately upon its approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and voted at a duly held meeting of shareholders of the Company. Any amendment to the Plan which requires shareholder approval pursuant to Section 13 below shall take effect immediately upon its approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and voted at a duly held meeting of shareholders of the Company.

Section 13.    Amendment of the Plan.

         The Board may suspend or discontinue the Plan or revise or amend it at any time; provided, however, that the provisions of Sections 6, 7, 8 and 9 hereof shall not be amended more than once every six months, other than to comport with changes in the Code or ERISA, or the rules thereunder. No revision or amendment to the Plan, however, shall be made without shareholder approval that (a) absent such shareholder approval, would cause Rule 16b-3, as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto, to become unavailable with respect to the Plan or (b) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company. The Board shall not alter or impair any option theretofore granted under the Plan without the consent of the holder of the option.

Section 14.    Governing Law.

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Minnesota and construed accordingly.

[FORM OF PROXY CARD]

[FRONT OF CARD]

DOTRONIX, INC.

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated November 22, 1999, hereby appoints William S. Sadler and Robert
V. Kling proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of Dotronix, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders of Dotronix, Inc., to be held on Tuesday, December 28, 1999 at the company headquarters at 160 First Street S.E., New Brighton, Minnesota.

(continued and to be signed on the reverse side)

[REVERSE OF CARD]

THANK YOU FOR VOTING

1.       ELECTION OF DIRECTORS.

         [box]   FOR all nominees listed below      [box]   WITHHOLD AUTHORITY
                 (Except as marked to the                   to vote for all nominees
                 contrary below)                            listed  below

     (Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

       W. Sadler, R. Bergeson, R. Snow, E. Zeman, L. Daniel Kuechenmeister


2.       DOTRONIX, INC. 1999 STOCK INCENTIVE PLAN.

         [box] FOR              [box]    AGAINST          [box]   ABSTAIN


3.       DOTRONIX, INC. 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION AND STOCK GRANT PLAN.

         [box]  FOR              [box]    AGAINST      [box]   ABSTAIN


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all directors named in item 1 and for the proposals referred to in items 2 and 3.

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.

                    Sign exactly as your name appears below; in the case of joint tenancy, both joint tenants must sign; fiduciaries please indicate title and authority.

                    Date:
                          ----------------------------------------------------


                    -----------------------------------------------------------
                                           Signature


                    -----------------------------------------------------------
                                           Signature